UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 3, 2005

                           ALBANY INTERNATIONAL CORP.
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             (Exact name of registrant as specified in its charter)

          Delaware                   0-16214                  14-0462060
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(State or other jurisdiction       (Commission             (I.R.S. Employer
      of incorporation)            File Number)           Identification No.)

            1373 Broadway, Albany, New York                     12204
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       (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code (518) 445-2200

                                      None
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))
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Item 8.01 Other Events

A copy of the Company news release announcing the repatriation of undistributed foreign earnings during the third quarter of 2005 is filed as Exhibit 99.1 to this report.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ALBANY INTERNATIONAL CORP.

                                          By: /s/ Michael C. Nahl
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                                              Name: Michael C. Nahl
                                              Title: Executive Vice President
                                              and Chief Financial Officer
                                              (Principal Financial Officer)

Date: October 3, 2005

                                  EXHIBIT INDEX

Exhibit No.       Description
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99.1              News release dated October 3, 2005.